BYLAWS OF
                                 B&D Food Corp.

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                                Table of Contents

                                                                            Page
ARTICLE 1               OFFICES.............................................. 1
 SECTION 1.1            Principal Office..................................... 1
 SECTION 1.2            Registered Office.................................... 1
 SECTION 1.3            Other Offices........................................ 1

ARTICLE 2               STOCKHOLDERS......................................... 1
 SECTION 2.1            Place of Meetings.................................... 1
 SECTION 2.2            Annual Meeting....................................... 1
 SECTION 2.3            Stockholder Proposals and Nominations................ 1
 SECTION 2.4            Notice of Meeting.................................... 3
 SECTION 2.5            Special Meetings..................................... 4
 SECTION 2.6            Quorum............................................... 4
 SECTION 2.7            Officers of Meeting.................................. 4
 SECTION 2.8            Conduct of Meeting................................... 4
 SECTION 2.9            Voting............................................... 5
 SECTION 2.10           Proxies.............................................. 5
 SECTION 2.11           Record Date.......................................... 5
 SECTION 2.12           Voting List.......................................... 6
 SECTION 2.13           Consent of Absentees................................. 6
 SECTION 2.14           Action Without Meeting............................... 6

ARTICLE 3               DIRECTORS............................................ 7
 SECTION 3.1            Powers............................................... 7
 SECTION 3.2            Number, Tenure and Qualification..................... 7
 SECTION 3.3            Vacancies............................................ 7
 SECTION 3.4            Removal.............................................. 7
 SECTION 3.5            Regular Meetings..................................... 7
 SECTION 3.6            Special Meetings..................................... 8
 SECTION 3.7            Place of Meetings.................................... 8
 SECTION 3.8            Chairman of the Board................................ 8
 SECTION 3.9            Secretary of the Board............................... 8
 SECTION 3.10           Quorum............................................... 8
 SECTION 3.11           Action Without Meeting or by Telephone............... 8
 SECTION 3.12           Adjournment.......................................... 8
 SECTION 3.13           Presumption of Assent................................ 9
 SECTION 3.14           Compensation......................................... 9
 SECTION 3.15           Consent of Absentees................................. 9
 SECTION 3.16           Committees........................................... 9

ARTICLE 4               OFFICERS.............................................10
 SECTION 4.1            Title................................................10
 SECTION 4.2            Election.............................................10
 SECTION 4.3            Removal..............................................10
 SECTION 4.4            Vacancies............................................10
 SECTION 4.5            Chief Executive Officer..............................11
 SECTION 4.6            President............................................11

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 SECTION 4.7            Chief Operating Officer..............................11
 SECTION 4.8            Vice President.......................................11
 SECTION 4.9            Secretary............................................12
 SECTION 4.10           Chief Financial Officer..............................12
 SECTION 4.11           Treasurer............................................12
 SECTION 4.12           Assistant Officers...................................12
 SECTION 4.13           Salaries.............................................13
 SECTION 4.14           Bonds of Officers....................................13
 SECTION 4.15           Delegation...........................................13

ARTICLE 5               INDEMNIFICATION......................................13
 SECTION 5.1            Mandatory Indemnification............................13
 SECTION 5.2            Prepayment of Expenses...............................14
 SECTION 5.3            Vesting..............................................14
 SECTION 5.4            Enforcement..........................................14
 SECTION 5.5            Nonexclusive.........................................15
 SECTION 5.6            Permissive Indemnification...........................15
 SECTION 5.7            Insurance............................................15

ARTICLE 6               CERTIFICATES.........................................15
 SECTION 6.1            Share Certificates...................................15
 SECTION 6.2            Issuance and Payment.................................16
 SECTION 6.3            Replacement of Certificates..........................16
 SECTION 6.4            Registration of Transfer.............................16
 SECTION 6.5            Transfer Agent and Registrar.........................17
 SECTION 6.6            Holder of Record.....................................17
 SECTION 6.7            Stockholder's Change of Name or Address..............17

ARTICLE 7               MISCELLANEOUS........................................17
 SECTION 7.1            Contracts............................................17
 SECTION 7.2            Corporate Seal.......................................17
 SECTION 7.3            Books and Records....................................17
 SECTION 7.4            Resignations.........................................18

ARTICLE 8               AMENDMENTS...........................................18
 SECTION 8.1            Amendments...........................................18

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                                 B&D Food Corp.
                            (a Delaware corporation)
                                 (the "Company")

                                     BYLAWS

                                    ARTICLE 1

                                     OFFICES

      SECTION 1.1 Principal Office. The principal office of the Company shall be in City of New York, New York 10027.

      SECTION 1.2 Other Offices. The address of the registered office of the corporation in the State of Delaware is Suite 600, One Commerce Street, City of Wilmington, 19899, county of New Castle, Delaware. The name of its registered agent at such address Agents and Corporations, Inc.

      SECTION 1.3 Other Offices. The Company may also have other offices at such places, whether in Delaware or elsewhere, as the Board of Directors may from time to time determine or the business of the Company may require.

                                    ARTICLE 2

                                  STOCKHOLDERS

      SECTION 2.1 Place of Meetings. All meetings of the stockholders shall be held at the principal office of the Company or any other place, whether in Delaware or elsewhere, as may be designated for that purpose from time to time by the Board of Directors.

      SECTION 2.2 Annual Meeting. The annual meeting of the stockholders for the purpose of electing directors and for the transaction of any other business to come before such meeting shall be held at such time and on such date in each year as may be determined by the Board of Directors. If the election of directors is not accomplished at the annual meeting of the stockholders, or at any adjournment of such meeting, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon after the annual meeting as may be convenient.

      SECTION 2.3 Stockholder Proposals and Nominations.

      (a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors or (iii) brought before the meeting by a stockholder in accordance with this Section 2.3.

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      (b) For  business to be  properly  brought  before an annual  meeting by a stockholder and for nominations by stockholders for the election of directors at an annual meeting, the stockholder must give timely notice of such business or nomination to the secretary of the Company. All notices given pursuant to this
Section 2.3 shall be in writing and must be received by the secretary of the Company not less than ninety (90) nor more than one hundred twenty (120) days before the anniversary date of the annual meeting of the stockholders for the immediately preceding year, provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date of the prior year's meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting and ten (10) calendar days following the date on which public announcement of the date of the meeting is first made.

      (c) A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (ii) the class and number of shares of the corporation that are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, (v) a representation that such stockholder intends to appear in person or by proxy at such meeting to make the nomination or move the consideration of other business as set forth in the notice, and (vi) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this section 2.3. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this section 2.3, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

      (d) Only persons who are nominated in accordance with the procedures set forth in this section 2.3 shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this section 2.3. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation in accordance with the provisions of this Section 2.4. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation that are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (c) of this Section 2.3. At the request of the board of directors, any person nominated by a stockholder for election as a director shall furnish to the secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this section 2.3. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

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      (e) A stockholder  shall also comply with all applicable  requirements  of the 1934 Act and the rules and regulations under such act with respect to stockholder proposals and nominations, including the time periods set forth in such act, rules or regulations for stockholder proposals requested to be included in the Company's proxy statement for such annual meeting.

      (f) The Company shall be under no obligation to include any stockholder proposal in its proxy statement or otherwise present any such proposal to stockholders at a meeting of stockholders if the Board of Directors believes that the proposing stockholder has not complied with the applicable requirements of the 1934 Act and the rules and regulations under such act, nor shall the Company be required to include in its proxy statement to stockholders any stockholder proposal not required to be included in its proxy statement to stockholders in accordance with the 1934 Act and the rules and regulations under such act. The chairman of the meeting shall refuse to acknowledge the nomination of any person or the consideration of any business not made in compliance with the foregoing procedures.

      SECTION 2.4 Notice of Meeting. Written notice of each meeting of stockholders, stating the place, date and hour of the meeting and, in the case of a special stockholder meeting, the purpose or purposes for which the meeting is called, shall be delivered by or at the direction of the chief executive officer, president, the secretary, an assistant secretary or the persons calling the meeting to each stockholder of record entitled to vote at the meeting not less than ten, or in the event of a merger or consolidation not less than twenty, nor more than sixty days before the date of such meeting either personally or by mail, postage prepaid, addressed to the stockholder at his address appearing on the stock transfer books of the Company. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail. The signing by a stockholder of a written waiver of notice of any stockholders' meeting, whether before or after the time stated in such waiver, shall be equivalent to the receiving by him of all notice required to be given with respect to such meeting. Attendance by a person at a stockholders' meeting shall constitute a waiver of notice of such meeting except when a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. No notice of any adjournment of any meeting shall be required.

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      SECTION 2.5 Special Meetings. Special meetings of the stockholders for any purpose or purposes whatsoever may be called by the chairman of the Board of Directors, the chief executive officer, the president, or a majority of the directors. Only business within the purpose or purposes described in the notice of the special meeting of the stockholders may be conducted at the meeting.

      SECTION 2.6 Quorum. Unless otherwise provided by law, by the Company's certificate of incorporation or by these bylaws, the holders of a majority of the shares entitled to vote and present in person or represented by proxy shall constitute a quorum for the transaction of business at a meeting of stockholders. When a quorum is present, the stockholders present in person or represented by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any stockholder or the refusal of any stockholder present in person or represented by proxy to vote shall not affect the presence of a quorum at the meeting. The stockholders present in person or represented by proxy at a meeting at which a quorum is not present may adjourn the meeting until such time and place, without notice other than announcement at the meeting, as may be determined by a vote of the holders of a majority of the shares present in person or represented by proxy at that meeting, provided, however, that if the adjournment is for more than thirty days or if a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      SECTION 2.7 Officers of Meeting. The chairman of the board shall preside at, and the secretary of the Company shall keep the records of, each meeting of stockholders, and in the absence of either such officer, such duties shall be performed by any other officer authorized by these bylaws or, in the absence of any officer authorized by these bylaws, any person appointed by resolution duly adopted at the meeting. The chairman of the meeting shall appoint at least two persons to act as inspectors of election at the meeting.

      SECTION 2.8 Conduct of Meeting. Meetings of stockholders generally shall follow accepted rules of parliamentary procedure, subject to the following:

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      (a) The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman. If the chairman, in his absolute discretion, deems it advisable to dispense with the rules of parliamentary procedure as to any one meeting of stockholders or part thereof, the chairman shall so state and shall clearly state the rules under which the meeting or appropriate part thereof shall be conducted.

      (b) If disorder should arise which prevents continuation of the legitimate business of the meeting, the chairman may quit the chair and announce the adjournment of the meeting. Upon his so doing, the meeting shall immediately be adjourned.

      (c) The chairman may ask or require the removal of anyone not a stockholder of record or a proxy of a stockholder of record not present in person to leave the meeting.

      SECTION 2.9 Voting. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders except to the extent that the Company's certificate of incorporation or the laws of Delaware provide otherwise. In all matters other than the election of directors, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter at a meeting at which a quorum is present shall be the act of the stockholders, unless the vote of a greater number is required by law. Directors shall be elected by the holders of a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors. No stockholder shall have the right to cumulate his votes at any election for directors of the Company.

      SECTION 2.10 Proxies. Each stockholder entitled to vote or execute a consent may do so either in person or by proxy appointed by an instrument in writing executed by such stockholder or by his duly authorized attorney-in-fact. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally.

      SECTION 2.11 Record Date.

      (a) For the purpose of determining the stockholders (i) entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, (ii) entitled to express consent to corporate action in writing without a meeting,
(iii) entitled to receive payment of any dividend or other distribution or allotment of any rights, (iv) entitled to exercise any rights in respect of any change, conversion or exchange of stock or (v) for the purpose of any other lawful action, the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, the stock transfer books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix, in advance, a date as the record date for such determination of stockholders, which shall not be more than sixty nor less than ten days, or in the case of a merger or consolidation twenty days, before the date on which the meeting will take place or more than sixty (60) days before any other action requiring such determination of stockholders. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, the date on which notice of the meeting is mailed or the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as applicable, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this subsection
(a), such determination shall apply to any adjournment of such meeting, except where the determination has been made through the closing of the stock transfer records and the stated period of closing has expired.

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      (b) For the purpose of determining stockholders entitled to call a special meeting of stockholders pursuant to Section 2.5, the record date shall be the date the first stockholder signs the notice of the meeting.

      (c) Unless a record date shall have previously been fixed or determined pursuant to this Section 2.11, whenever action by stockholders is proposed to be taken by consent in writing without a meeting of stockholders, the Board of Directors may fix a record date for the purpose of determining stockholders entitled to consent to that action. Such record date shall not precede and shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and prior action of the Board of Directors is required by the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts a resolution taking such prior action. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is not required by the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company as provided in the Delaware General Corporation Law.

      SECTION 2.12 Voting List. The officer or agent having charge of the stock transfer books for shares of the Company shall make, at least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. Such list shall be kept, for a period of ten days before such meeting, on file at the principal place of business of the Company. The list shall be subject to lawful inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any stockholder during the whole time of the meeting. Such list shall be prima facie evidence as to who are the stockholders entitled to examine such list or to vote at such meeting of stockholders. Failure to comply with the requirements of this Section 2.12 shall not affect the validity of any action taken at such meeting.

      SECTION 2.13 Consent of Absentees. No defect in the calling or giving notice of a stockholder meeting will affect the validity of any action at the meeting if a quorum was present and if each stockholder not present in person or represented by proxy signs a written waiver of notice, consent to the holding of the meeting or approval of the minutes, either before or after the meeting, and such waivers, consents or approvals are filed with the corporate records or made a part of the minutes of the meeting.

      SECTION 2.14 Action Without Meeting. Subject to the rights of the holders of any series of preferred stock or any other class of stock or series thereof having the preference over the common stock as to dividends or upon liquidation, any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders.

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                                    ARTICLE 3

                                    DIRECTORS

      SECTION 3.1 Powers. The directors of the Company shall act only as a board, and an individual director shall have no power as such. The Board of Directors shall manage and direct the business and affairs of the Company, except as otherwise provided in the Delaware General Corporation Law or the Company's certificate of incorporation.

      SECTION 3.2 Number, Tenure and Qualification. The number of directors of the Company shall be four (4) and may be increased to no more than fifteen (15) or decreased to no fewer than three (3) by resolution of the Board of Directors. Directors shall hold office for a term of one (1) year and shall serve until the expiration of such director's term and thereafter until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal. No decrease in number of directors shall shorten the term of any incumbent director. Directors need not be residents of Delaware nor stockholders of the Company. Further qualifications shall be established by resolution of the Board of Directors or in the charter governing the nominating committee of the Board of Directors and shall include such qualifications as may be necessary to ensure compliance with applicable federal securities law and, during any period in which the Company's shares are listed on a stock exchange or with a registered securities association or other self-regulatory organization, the listing standards of such stock exchange, registered securities association or other self-regulatory organization.

      SECTION 3.3 Vacancies. Any vacancy occurring in the Board of Directors, including a vacancy occurring by reason of an increase in the number of directors, may be filled by a majority of the remaining directors, although less than a quorum, or by a sole remaining director. Subject to the terms of Section 2.3, the stockholders may, at an annual meeting of the stockholders, fill any vacancy occurring in the Board of Directors not filled by the directors. A director elected to fill a vacancy shall be elected for the unexpired term of such director's predecessor in office. A vacancy shall be deemed to exist by reason of the death, resignation, failure or refusal to act by the person elected, upon the failure of stockholders to elect directors to fill the unexpired term of directors removed in accordance with the provisions of these bylaws or upon an increase in the number of directors by resolution of the Board of Directors or amendment of these bylaws.

      SECTION 3.4 Removal. Any director of the Company may be removed, but only for cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

      SECTION 3.5 Regular Meetings. Regular meetings of the Board of Directors shall be held, without call or notice, immediately following each annual meeting of the stockholders of the Company and at such other times as the Board of Directors may determine.

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      SECTION 3.6 Special  Meetings.  Special meetings of the Board of Directors may be called for any purpose at any time by the chairman of the board, the president or any two directors. Written notice of special meetings, stating the time and, in general terms, the purpose or purposes of such meeting, shall be mailed, sent by telecopy or delivered personally to each director at his usual business or residence address so that such notice is received not later than the day before the date of the meeting. The signing of a written waiver of notice of any special meeting by the person entitled to such notice, whether before or after the meeting, shall be deemed timely receipt of such notice. Attendance of a director at a meeting shall also constitute a waiver of notice of such meeting, except where a director attends a meeting for the express and announced purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

      SECTION 3.7 Place of Meetings. All meetings of the Board of Directors shall be held at the principal office of the Company or at such place in Delaware or elsewhere as may be designated from time to time by resolution of the Board of Directors or by written consent of all of the directors.

      SECTION 3.8 Chairman of the Board. The Board of Directors shall elect a chairman of the board from among the directors to preside at meetings of the Board of Directors.

      SECTION 3.9 Secretary of the Board. The secretary of the Company shall be the secretary of the Board of Directors and shall act as secretary of the meetings of the Board of Directors, recording the minutes of all such meetings. If the secretary of the Company is not available, then the chairman of the board may appoint a person, who need not be a director or officer of the Company, to serve as secretary of the meeting.

      SECTION 3.10 Quorum. A majority of the number of directors fixed by or in accordance with these bylaws shall be necessary to constitute a quorum for the transaction of business, except to adjourn the meeting as provided in Section
3.12 below or as provided in Section 3.3 above. Every act or decision done or made by a majority of the directors present at a meeting at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number is required by law.

      SECTION 3.11 Action Without Meeting or by Telephone. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as a unanimous vote of the directors if before or after such action all directors shall sign a written consent to such action. Such written consent shall be filed with the minutes of the proceedings of the Board of Directors. The directors may participate in a meeting of the Board of Directors by means of a telephone conference or similar method of communication by which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where participation is for the express purpose of objecting to the transaction of business at the meeting on the ground that the meeting is not lawfully called or convened.

      SECTION 3.12 Adjournment. A quorum of directors may adjourn any meeting of the Board of Directors to a subsequent date and time. Notice of the date, time and place of holding an adjourned meeting shall be given to each absent director and to all directors if the date, time or place is not fixed at the meeting adjourned. In the absence of a quorum, a majority of the directors present at any meeting of the Board of Directors, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors.

      SECTION 3.13 Presumption of Assent. A director of the Company who is present at a meeting of the Board of Directors in which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent or abstention shall be written in the minutes of the meeting or unless he shall file his written dissent to such action or abstention with respect to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent or abstention by registered or certified mail to the secretary of the Company immediately after the adjournment of the meeting. Such right to dissent or abstain shall not apply to a director who voted in favor of such action.

      SECTION 3.14 Compensation. Directors and members of committees of the Board of Directors may receive such compensation, if any, for their services and such reimbursement for expenses in connection with such service as may be fixed or determined by resolution of the Board of Directors or by the Compensation Committee, subject to ratification by the Board of Directors.

      SECTION 3.15 Consent of Absentees. No defect in the calling or noticing of a meeting of the Board of Directors will affect the validity of any action at the meeting if a quorum was present and if each director not present signs a written waiver of notice, consent to the holding of the meeting or approval of the minutes, whether before or after the meeting, and such waivers, consents or approvals are filed with the corporate records or made a part of the minutes of the meeting.

      SECTION 3.16 Committees. The Board of Directors may, by resolution adopted by a majority of the Board of Directors, designate one or more members of the Board of Directors to constitute one or more committees of the Board of Directors, including without limitation an executive committee, an audit committee, a compensation committee and a nominating committee. Each committee shall have and may exercise such powers in the management of the business and affairs of the Company as the Board of Directors may determine by resolution and specify in the respective resolutions appointing them, subject to such restrictions as may be contained in the certificate of incorporation or imposed by law. Such committee or committees shall have such name or names as may be determined from time to time by resolutions adopted by the Board of Directors. A majority of the members of any such committee may fix its rules of procedure, determine its actions and fix the time and place, in Delaware or elsewhere, of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall provide otherwise by resolution. The Board of Directors shall have the power to change the membership of any such committee at any time, to fill vacancies on the committee and to disband any such committee for any reason at any time. Each committee shall keep regular minutes of its proceedings and report such proceedings to the Board of Directors when required. The proceedings of each committee shall be placed in the minute book of the Company. Unless otherwise specifically provided by law or the Board of Directors, any action required or permitted to be taken at a meeting of a committee may be taken without a meeting if a consent in writing, setting forth the actions so taken, is signed by all members of the committee. Such consent shall have the same force and effect as a unanimous vote at an actual meeting. The executed consent shall be placed in the minute book of the Company. Members of a committee may participate in a meeting of the committee by means of a telephone conference or similar method of communication by which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where participation is for the express purpose of objecting to the transaction of business at the meeting on the ground that the meeting is not lawfully called or convened. Except as otherwise specifically provided by the Board of Directors, any committee shall have the power to appoint a subcommittee from among its members and to delegate to any such subcommittee any of its powers, duties and functions.

                                    ARTICLE 4

                                    OFFICERS

      SECTION 4.1 Title. The officers of the Company shall be a president, a vice president, a secretary and a treasurer. The officers of the Company may also include, as the Board of Directors shall from time to time determine, a chairman of the board, a chief executive officer, a chief operating officer, a chief financial officer and other officers and assistant officers. Any two or more offices may be held by the same person.

      SECTION 4.2 Election. The officers of the Company to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal as provided in these bylaws. The Board of Directors may delegate to any officer or committee the power to appoint any officers, other than the chief executive officer, president, chief operating officer, vice president, secretary, chief financial officer or treasurer, subcommittees or agents, to specify their duties and to determine their compensation.

      SECTION 4.3 Removal. Any officer or agent may be removed, either with or without cause, by a majority of the directors then in office at any regular or special meeting of the Board of Directors or by any committee or officer upon whom such power of removal may be conferred by the Board of Directors. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create any contract rights.

      SECTION 4.4 Vacancies. If the office of the chief executive officer, chief operating officer, president, secretary, chief financial officer or treasurer becomes vacant for any reason, including the refusal, failure or other inability of the holder of such office to perform the duties of such office, the Board of Directors shall elect a successor who shall hold office for the unexpired term thereof and until such officer's successor is elected and qualified. Any vacancy in any other office for any reason may be filled by appointment of the chief executive officer or president, subject to ratification by the Board of Directors.

      SECTION 4.5 Chief Executive Officer. The chief executive officer of the Company shall in general, subject to the control of the Board of Directors, supervise and control all business and affairs of the Company. The chief executive officer shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time. Within this authority and in the course of such duties, the chief executive officer shall, in the absence of the chairman of the board, preside at meetings of the stockholders.

      SECTION 4.6 President. The president of the Company shall in general, subject to the control of and in cooperation with the chief executive officer, supervise and control the business and affairs of the Company and exercise the general powers and management of the Company. The president shall perform such other duties as may be prescribed by the Board of Directors from time to time. Within this authority and in the course of such duties, the president shall (a) sign, with the secretary or other proper officer of the Company thereunto authorized by the Board of Directors or these bylaws, certificates for shares of the Company, unless the Board of Directors shall by resolution determine otherwise, (b) appoint and remove, employ and discharge and prescribe the duties and fix the compensation of all agents and employees of the Company other than the duly appointed officers, subject to the approval of the Board of Directors, and control all of the officers, agents and employees of the Company, subject to the direction of the Board of Directors, (c) in the absence or inability or refusal to act of the chief executive officer, or if the Board of Directors has not elected a chief executive officer or the office is otherwise vacant, assume the duties incident to the office of chief executive officer and (d) if the Board of Directors has not elected a chief operating officer, perform the duties of the chief operating officer.

      SECTION 4.7 Chief Operating Officer. The chief operating officer of the Company shall, subject to the control of the president, have the day-to-day supervision, direction and control of the business and the officers of the Company and such other powers and duties as may be prescribed by the Board of Directors or these bylaws. Within this authority and in the course of such duties, the chief operating officer shall (a) agree upon and sign such deeds, mortgages, bonds, contracts and other obligations in the name of the Company and otherwise take such actions as the ordinary conduct of the Company's business may require, unless the Board of Directors shall by resolution determine otherwise, and (b) in the absence or inability or refusal to act of the president, or if the office of president is vacant, assume the duties incident to the office of president.

      SECTION 4.8 Vice President. In the absence of the chief operating officer, or in the event of his death, inability to act or refusal to act, or, if the Board of Directors has not elected a chief operating officer, in the absence of the president, or in the event of his death, inability to act or refusal to act, a vice president designated by the Board of Directors shall perform the duties of the president and when so acting shall have all of the powers of and be subject to the restrictions upon the president. In the absence of a designation by the Board of Directors of a vice president to perform the duties of the chief operating officer or the president, as applicable, or if the designated vice president is unable or unwilling to act, the vice president who is present and who has served longest as a vice president of the Company shall so act. The vice president shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

      SECTION 4.9 Secretary. The secretary shall (a) sign, with the president or other proper officer of the Company thereunto authorized by the Board of Directors or these bylaws, certificates for shares of the Company, (b) attest and keep at the principal office of the Company the original or a copy of these bylaws as then amended or otherwise altered, (c) keep, or cause to be kept, the minutes of the meetings of the stockholders, the Board of Directors and the committees of the Board of Directors, including all consents in lieu thereof, all notices of meetings, all waivers thereof and such other corporate documents as the Board of Directors may direct, in one or more books provided for that purpose, (d) sign or attest such documents as may be required by law or the business of the Company, affixing the seal of the Company to such documents when authorized by the Board of Directors to do so or as may otherwise be proper and necessary, (e) duly give, or cause to be duly given, all notices in accordance with these bylaws or as may be required by law, (f) have charge and oversight of the stock certificate books, transfer books and stock ledgers and such other books and papers of the Company as the Board of Directors may direct and (g) in general, perform all duties and exercise all powers incident to the office of the secretary and such other duties and powers as the Board of Directors may from time to time assign to the secretary. In the absence, inability to act or refusal to act of the secretary, an assistant secretary or the treasurer or any other officer thereunto authorized by the president, vice president or Board of Directors may perform the functions of the secretary.

      SECTION 4.10 Chief Financial Officer. The chief financial officer shall, subject to the control of the Board of Directors, (a) be custodian of the financial records of the Company, (b) analyze, monitor and present results of financial operations to the Board of Directors, the chief executive officer and the president and otherwise as directed by the Board of Directors, (c) design, establish and administer or cause to be designed, established and administered an integrated financial reporting system with appropriate internal controls, (d) ensure compliance with all applicable federal laws and regulations governing the financial reporting obligations of the Company, (e) conduct periodic internal reviews of financial reporting policies, procedures and systems and (f) have the general powers and duties usually vested in a chief financial officer and such other powers and duties as may be prescribed by the Board of Directors.

      SECTION 4.11 Treasurer. The treasurer shall (a) have charge of and be responsible for all securities, funds, receipts and disbursements of the Company, (b) shall deposit or cause to be deposited in the name of the Company all monies or valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority granted by the Board of Directors, (c) keep full and accurate records of all receipts and disbursements of the Company and (d) have the general powers and duties usually vested in a treasurer and such other powers and duties as may be from time to time be prescribed by the Board of Directors.

      SECTION 4.12 Assistant Officers. Any assistant secretary or assistant treasurer appointed by the Board of Directors shall have power to perform, and shall perform, all duties incumbent upon the secretary or treasurer of the Company, respectively, subject to the general direction of such respective officers, and shall perform such other duties as these bylaws may require or the Board of Directors may prescribe.

      SECTION 4.13 Salaries. The salaries or other compensation of the officers shall be fixed from time to time (a) by the Board of Directors or (b) by the compensation committee, subject to ratification by the Board of Directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that such officer is also a director of the Company.

      SECTION 4.14 Bonds of Officers. The Board of Directors may secure the fidelity of any officer of the Company by bond or otherwise, on such terms and with such surety or sureties, conditions, penalties or securities as shall be deemed proper by the Board of Directors.

      SECTION 4.15 Delegation. The Board of Directors may delegate temporarily the powers and duties of any officer of the Company, in such officer's absence or for any other reason, to any other officer, and may authorize the delegation by any officer of the Company of any of such officer's powers and duties to any agent or employee, subject to the general supervision of such officer.

                                    ARTICLE 5

                                 INDEMNIFICATION

      SECTION 5.1 Mandatory Indemnification. Each person who at any time is or was a director or officer of the Company, and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (a "Proceeding"), by reason of the fact that such person is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, member, employee, trustee, agent or similar functionary of another domestic or foreign corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other for-profit or non-profit enterprise (all such persons entitled to indemnification hereunder being referred to as "Indemnitees"), whether the basis of a Proceeding is alleged action in such person's official capacity or in another capacity while holding such office, shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law or any other applicable law as may from time to time be in effect (but, in the case of any amendment of an existing statute or enactment of a new statute, only to the extent that such amendment or new statute permits the Company to provide broader indemnification rights than law existing before such amendment or enactment permitted the Company to provide), against all expense, liability and loss (including without limitation court costs and attorney fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection with a Proceeding, if a majority of disinterested directors, the stockholders or independent legal counsel through a written opinion determines that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and in a criminal Proceeding, such person had no reasonable cause to believe his conduct was unlawful. Such indemnification shall continue as to a person who has ceased to be a director or officer of the Company or a director, officer, partner, venturer, proprietor, member, employee, trustee, agent or similar functionary of another domestic or foreign corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other for-profit or non-profit enterprise, and shall inure to the benefit of such person's heirs, executors and administrators. The Company's obligations under this Section 5.1 include without limitation the convening of any meeting and the consideration at such meeting of any matter which is required by statute to determine the eligibility of any person for indemnification.

      SECTION 5.2 Prepayment of Expenses. Expenses incurred by a director or officer of the Company in defending a Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding to the fullest extent permitted by, and only in compliance with, the Delaware General Corporation Law or any other applicable federal or state laws as may from time to time be in effect, including without limitation any provision of the Delaware General Corporation Law which requires, as a condition precedent to such expense advancement, the delivery to the Company of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director is not entitled to be indemnified under Section 5.1 or otherwise. Repayments of all amounts so advanced shall be upon such terms and conditions, if any, as the Company's Board of Directors deems appropriate.

      SECTION 5.3 Vesting. The Company's obligation to indemnify and to prepay expenses under Sections 5.1 and 5.2 shall arise, and all rights granted to the Company's directors and officers hereunder shall vest, at the time of the occurrence of the transaction or event to which a Proceeding relates, or at the time that the action or conduct to which such Proceeding relates was first taken or engaged in (or omitted to be taken or engaged in), regardless of when such Proceeding is first threatened, commenced or completed (and whether arising out of a transaction or event occurring before or after adoption of this Article 5). Notwithstanding any other provision of the certificate of incorporation or bylaws of the Company, no action taken by the Company subsequent to the adoption of this Article 5, either by amendment of the certificate of incorporation of the Company or these bylaws or otherwise, shall diminish or adversely affect any rights to indemnification or prepayment of expenses granted under Sections 5.1 and 5.2 which shall have become vested as aforesaid before the date that such amendment or other corporate action is effective or taken, whichever is later.

      SECTION 5.4 Enforcement. If a claim under Section 5.1 and/or Section 5.2 is not paid in full by the Company within thirty days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit in a court of competent jurisdiction against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such suit (other than a suit brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition when the required undertaking, if any is required, has been tendered to the Company) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law or other applicable law to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. The failure of the Company (including its Board of Directors, independent legal counsel or stockholders) to have made a determination before the commencement of such suit as to whether indemnification is proper in the circumstances based upon the applicable standard of conduct set forth in the Delaware General Corporation Law or other applicable law shall neither be a defense to the action nor create a presumption that the claimant has not met the applicable standard of conduct. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had reasonable cause to believe that his conduct was unlawful.

      SECTION 5.5 Nonexclusive. The indemnification provided by this Article 5 shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any statute, the Company's certificate of incorporation, other provisions of these bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

      SECTION 5.6 Permissive Indemnification. The rights to indemnification and prepayment of expenses which are conferred on the Company's directors and officers by Sections 5.1 and 5.2 may be conferred upon any employee or agent of the Company or other person serving at the request of the Company if, and to the extent, authorized by the Board of Directors.

      SECTION 5.7 Insurance. The Company shall have power to purchase and maintain insurance, at its expense, on behalf of any Indemnitee against any expense, liability or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Company's certificate of incorporation, the provisions of this Article 5, the Delaware General Corporation Law or other applicable law.

                                    ARTICLE 6

                                  CERTIFICATES

      SECTION 6.1 Share Certificates. Certificates in the form determined by the Board of Directors and these bylaws shall be delivered representing all shares to which stockholders are entitled. Certificates shall be consecutively numbered and shall be entered in the books of the Company as they are issued. Each certificate shall state on its face the holder's name, the number and class of shares, the par value of shares or a statement that such shares are without par value and such other matters as may be required by law. Such certificates shall be signed by the chief executive officer, president or a vice president, and by the secretary or an assistant secretary, of the Company and may be sealed with the seal of the Company or imprinted or otherwise marked with a facsimile of such seal. If a certificate is countersigned by a transfer agent or registered by a registrar (either of which is other than the Company or an employee of the Company), the signature of any officer may be represented by a printed facsimile thereof. If any officer whose signature, or a facsimile thereof, shall have been set upon any certificate shall cease, before the issuance of such certificate, to occupy the position in right of which his signature, or facsimile thereof, was so set upon such certificate, the Company may nevertheless adopt and issue such certificate with the same effect as if such officer occupied such position as of such date of issuance, and issuance and delivery of such certificate by the Company shall constitute adoption thereof by the Company.

      SECTION 6.2 Issuance and Payment.

      (a) Shares (both treasury and authorized but unissued) may be issued for such consideration (not less than par value) and to such persons as the Board of Directors may determine from time to time. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid.

      (b) The consideration for the issuance of shares shall consist of any tangible or intangible benefit to the Company, including cash, promissory notes, services performed, contracts for services to be performed or other securities of the Company. In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of consideration received shall be conclusive.

      (c) Upon receipt of consideration in the form of cash, services performed, personal property, real property or leases thereof at least to the extent of the amount determined to be capital under the Delaware General Corporation Law and if there is a promissory note or other binding obligation for any balance remaining, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable. The consideration received for shares shall be allocated by the Board of Directors, in accordance with the Delaware General Corporation Law, between stated capital and capital surplus accounts.

      SECTION 6.3 Replacement of Certificates. The Company shall issue a new certificate to replace any certificate for shares previously issued if the registered owner of the certificate (a) furnishes an affidavit that the certificate has been lost, destroyed or stolen, (b) requests the issuance of a new certificate before the Company has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim, (c) assents to such terms, conditions and guaranties as the Board of Directors may see fit to impose or gives a bond in such form and with such surety or sureties, with fixed or open penalty, as the Board of Directors may direct to indemnify the Company (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction or theft of the certificate and (d) satisfies any other reasonable requirements imposed by the Board of Directors. When a certificate has been lost, apparently destroyed or stolen, and the holder of record fails to notify the Company within a reasonable time after he has notice of it, and the Company registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record shall be precluded from making any claim against the Company for the transfer or for a new certificate.

      SECTION 6.4 Registration of Transfer. The Company shall register the transfer of a certificate for shares presented to it for transfer if (a) the certificate is properly endorsed by the registered owner or by his duly authorized attorney, (b) the signature of such person has been guaranteed by a national banking association or member of the New York Stock Exchange and reasonable assurance is given that such endorsements are effective, (c) the Company has no notice of an adverse claim or has discharged any duty to inquire into such a claim and (d) any applicable law relating to the collection of taxes has been complied with.

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      SECTION 6.5  Transfer  Agent and  Registrar.  The Board of  Directors  may
appoint one or more transfer agents or registrars of the shares, or both, and may require all stock certificates to bear the signature of a transfer agent or registrar, or both.

      SECTION 6.6 Holder of Record. The Company shall be entitled to treat the holder of record of any shares as the owner thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or any rights deriving from such shares on the part of any other person, including without limitation a purchaser, assignee or transferee, unless and until such other person becomes the holder of record of such shares, whether or not the Company shall have either actual or constructive notice of the interest of such other person.

      SECTION 6.7 Stockholder's Change of Name or Address. Each stockholder shall promptly notify the secretary of the Company, at its principal business office, by written notice sent by certified mail, return receipt requested, of any change in name or address of the stockholder from that as it appears upon the official list of stockholders of record of the Company. The secretary of the Company shall then enter such changes into all affected Company records, including without limitation the official list of stockholders of record.

                                    ARTICLE 7

                                  MISCELLANEOUS

      SECTION 7.1 Contracts. The chief executive officer and president and chief financial officer shall have the power and authority to execute, on behalf of the Company, contracts or instruments in the usual and regular course of business, and in addition the Board of Directors may authorize any officer or officers or agent or agents of the Company to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors or by these bylaws, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit or to render it pecuniarily liable for any purpose or in any amount.

      SECTION 7.2 Corporate Seal. The corporate seal, if any, shall be in such form as the Board of Directors shall approve, and such seal, or a facsimile thereof, may be impressed on, affixed to or in any manner reproduced upon instruments of any nature required to be executed by officers of the Company.

      SECTION 7.3 Books and Records. The Company shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its stockholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

      SECTION 7.4 Resignations. Any director or officer may resign at any time. Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by the president or secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

                                    ARTICLE 8

                                   AMENDMENTS

      SECTION 8.1 Amendments. These bylaws may be altered, amended or repealed or new bylaws adopted as set forth in the certificate of incorporation.